Filed by The Warnaco Group, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

of the Securities Exchange Act of 1934, as amended

Subject Company: The Warnaco Group, Inc.

(Commission File No. 001-10857)

Exhibit 99.3

Transcript of Video Presentation, October 31, 2012

Hi Everyone,

A few minutes ago, it was announced that we have entered into a definitive merger agreement with PVH.

This means PVH will acquire Warnaco for a combination of cash and PVH stock worth approximately $69.00 per Warnaco share.

This represents a substantial premium to our shareholders and a deal worth nearly $3B.

While a possible combination of the two companies has been rumored for years, this may come as a surprise to many of you.

Merging the two companies is a really compelling business proposition, putting the most powerful pieces of the Calvin Klein business together under one roof.

Decision-making will be streamlined in the Calvin Klein Underwear and Jeans businesses to drive the growth that we all believe is possible.

At the same time, the addition of Speedo, Chaps, Warner’s and Olga to PVH’s Heritage group creates a portfolio of brands that is expected to generate nearly $2.5 billion in annual revenues.

We expect that all of our brands will benefit from being part of a bigger company with significantly more resources and investment potential.

For many of our associates, it will mean being a part of a much larger global organization with greater possibilities for career development and advancement.

Unfortunately, as is often the case in mergers like this, there will be some overlap identified between the two companies.

While it will take some time to evaluate and implement any sort of integration, it is an unfortunate reality that some jobs will be lost.

As part of our negotiations with PVH on this transaction we have worked very hard to ensure that our people are treated fairly.

For those remaining, there is assurance that your pay and benefits will remain intact as you transition to PVH.

For those whose positions are eliminated, we have secured separation terms that are consistent with Warnaco’s current practices.

I can assure you that management at PVH is as concerned as we are that everyone is treated fairly.

So what happens now?

In the short term, you may actually not notice a lot of changes.

Over the next few weeks, the team at PVH will be getting to know our business in more detail and understand our organization, our systems and how we get things done.

We anticipate that the deal will close in the first quarter of 2013.

In the meantime, we should all focus on executing our business plans—

we have a big fourth quarter to deliver and customers we don’t want to disappoint.

We want to go into this next chapter of our history proud of what we were able to achieve and of the quality of the business we have been operating.

We will be contacting our key customers, suppliers and partners today to share the news with them and highlight the opportunities and benefits associated with combining Warnaco and PVH.

While we don’t have a lot of details right now, throughout the course of the day and the upcoming weeks, the leadership team and I will attempt to visit as many locations as possible.

We will meet with you in small groups so that you can ask questions and express any concerns you may have.

I am confident and excited that the business and organization will grow and flourish as part of PVH.

It is a powerful, world-class company and operation.

You should all be very proud of our results.

We have built an impressive record here.

In under 10 years we have nearly doubled revenue, nearly tripled operating income and increased our share price by roughly 500%.

We have always acknowledged that our accountability is to our shareholders and today, based on all of your efforts, we have more than delivered on our promise to optimize shareholder value.

I would like to close by thanking all of you for your commitment and dedication to the business and for the many ways in which you have supported me.

I am so proud to have been part of this team.

That’s it for now, we’ll talk to you again soon.

******

Forward Looking Statements

Warnaco notes that this communication and certain other written, electronic and oral disclosure made by Warnaco from time to time, may contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties and reflect, when made, Warnaco’s estimates, objectives, projections, forecasts, plans, strategies, beliefs, intentions, opportunities and expectations. Actual results may differ materially from anticipated results, targets or expectations and investors are cautioned not to place undue reliance on any forward-looking statements. Statements other than statements of historical fact, including, without limitation, statements regarding the proposed transaction and future financial targets, are forward-looking statements. These forward-looking statements may be identified by, among other things, the use of forward-looking language, such as the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “may,” “project,” “scheduled to,” “seek,” “should,” “will be,” “will continue,” “will likely result,” “targeted,” or the negative of those terms, or other similar words and phrases or by discussions of intentions or strategies.

Risks and uncertainties related to the proposed transaction with PVH include, among others: the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of Warnaco to approve the merger and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated); potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. In addition, Warnaco’s business is also subject to a number of risks and uncertainties, as described in Warnaco’s reports that are filed or that will be filed with the SEC (including, without limitation, those described under the headings “Risk Factors” and “Statement Regarding Forward-Looking Disclosure,” as such disclosure may be modified or supplemented from time to time which could cause actual results to differ materially from those expressed in any forward-looking statements made by it).

Warnaco encourages investors to read the section entitled “Risk Factors” and the discussion of Warnaco’s critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations -- Discussion of Critical Accounting Policies” included in Warnaco’s Annual and Quarterly Reports, as such discussions may be modified or supplemented by subsequent documents that Warnaco files with the SEC. The discussion in this communication is not exhaustive but is designed to highlight important factors that may affect actual results or outcomes. Forward-looking statements speak only as of the date on which they are made, and, except for Warnaco’s ongoing obligation under the U.S. federal securities laws, Warnaco disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information

In connection with the merger, PVH will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Warnaco and a Prospectus of PVH, as well as other relevant documents concerning the proposed transaction. WARNACO STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about PVH and Warnaco, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from PVH at www.pvh.com under the heading “Investors” or from Warnaco by accessing Warnaco’s website at www.warnaco.com under the heading “Investor Relations.”

PVH and Warnaco and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Warnaco in connection with the merger. Information about the directors and executive officers of PVH and their ownership of PVH common stock is set forth in the proxy statement for PVH’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on May 10, 2012. Information about the directors and executive officers of Warnaco and their ownership of Warnaco common stock is set forth in the proxy statement for Warnaco’s 2012 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 11, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.